     SECURITIES AND EXCHANGE COMMISSION
     WASHINGTON, D.C. 20549


     FORM 8-K


     CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   February 5, 1997


     U.S.B. HOLDING CO., INC.
     (Exact name of registrant as specified in its charter)




DELAWARE               1-5027                36-3197969
(State or other
jurisdiction          Commission            (IRS Employer
of incorporation)     File Number)          Identification No.)



100 Dutch Hill Road, Orangeburg, New York                      10962
(Address of principal executive offices)                     (Zip Code)


(914) 365-4600
(Registrant's telephone number, including area code)

ITEM 5.   Other Events

     On February 5, 1997, U.S.B. Holding Co., Inc. (the "Company") issued a press release announcing its issuance of $20 million of Trust Preferred Securities.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits.  The following exhibit is filed as part of this Current Report on Form 8-K:

          Description                                       Exhibit No.
          Press Release of U.S.B. Holding Co., Inc.
          issued February 5, 1997                                   99


                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  U.S.B. HOLDING CO., INC.


                                   By:  ______________________________
                                        Steven T. Sabatini
                                        Executive Vice President, Finance
                                        and Chief Financial Officer
Date: February 6, 1997

     EXHIBIT INDEX


Exhibit No.                   Description              Sequential Page No.

     99                  Press Release of U.S.B.                5
                         Holding Co., Inc. issued
                         February 5, 1997

                                                            EXHIBIT 99

February 5, 1997




FOR IMMEDIATE RELEASE              Contact:  Steven T. Sabatini
                                             Executive V.P. &
                                             Chief Financial Officer
                                             (914) 365-4615

     U.S.B. HOLDING CO., INC. ISSUES
     TRUST CAPITAL SECURITIES


Orangeburg, NY - U.S.B. Holding Co., Inc. (the "Company"), parent company of Union State Bank, today announced the completion of a trust capital securities offering that raised $20 million of capital. The 9.58% Capital Securities due February 1, 2027 were issued by Union State Capital Trust I (the "Trust"), a Delaware business trust that was formed by the Company solely to issue the Capital Securities and related common stock and advance the proceeds to the Company by purchasing junior subordinated debt of the Company. The Capital Securities may not be redeemed except under limited circumstances until February 1, 2007 and thereafter at a premium which reduces over a ten year period. Dividends will be paid semi-annually, beginning August 1, 1997.

     The proceeds of the Capital Securities will qualify as Tier I or core capital for the Company under the Federal Reserve Board's risk-based capital guidelines, and will be available for general corporate purposes and to retire the Company's existing outstanding preferred stock in the amount of $3,250,000. Payments on the junior subordinated debt, which are in turn passed through the Trust to the Capital Securities holders, will be serviced through existing liquidity and cash flow sources of the Company. The Company has been advised that it will be permitted to deduct dividend payments on the Capital Securities under current federal tax law.

     The Company, with consolidated total assets of $803.5 million at December 31, 1996, is a bank holding company whose sole bank subsidiary is Union State Bank. Union State Bank is a full service community bank with eighteen banking offices located in Rockland and Westchester Counties.


